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                                                                    EXHIBIT 10.2

                            COMMUNITY BANK OF NEVADA

                                  STOCK OPTION

IT IS IMPORTANT THAT YOU RETAIN THIS DOCUMENT. THIS ORIGINAL INCENTIVE STOCK OPTION MUST BE DELIVERED TO THE COMPANY ON EXERCISE OR TRANSFER OF THE OPTION.

      THIS STOCK OPTION (this "Option") is granted this ____ day of ____, 200_ by COMMUNITY BANK OF NEVADA, a Nevada Corporation (the "Company"), under the terms of the 1995 Employee Incentive Plan of the Company (the "Plan"), to ____________ ("Optionee").

      1. Grant of Option. The Company hereby irrevocably grants to Optionee the right and option to purchase all or any part of an aggregate of ____ shares of common stock, $0.001 par value per share, of the Company (the "Common Stock") on the terms and conditions hereinafter set forth and subject to the provisions of the Plan.

      2. Exercise Price. The exercise price of this Option shall be $____ per share.

      3. Term of Option. The right to exercise this Option shall vest on the next two anniversary dates to purchase the percentage of the total number of shares of Common Stock purchasable under this Option as indicated below.

Anniversary   Percentage
-----------   ----------
First             50%
Second            50%

      Subject to the other provisions of this Option and the Plan, this Option may be exercised, in whole or in part, at any time prior to ten years from the date of this Option. In the event the Optionee is terminated or resigns from the Company for any reason, the portion of this Option remaining unexercised as of the date of such termination or resignation shall be null and void, and Optionee shall thereafter have no further rights to purchase shares of Common Stock pursuant to this Option.

      4. Shareholder's Rights. Optionee shall have the rights of a shareholder only with respect to Common Stock fully paid for by Optionee under this Option.

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      5.    Adjustment to Number of Shares of Common Stock. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock split, stock dividend, or recapitalization of the Common Stock of the Company as provided in the Plan.

      6. Method of Exercise. This Option may be exercised, in accordance with all of the terms and conditions set forth in this Option and the Plan, by delivery of this Option together with a notice of exercise, a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, indicating the number of shares which the Optionee then elects to purchase and make payment, in any of the following ways:

            (a) If Optionee elects to exercise the Option and Make Payment, in whole or in part, for the shares of Common Stock in cash, Optionee shall include with the notice of exercise a certified check or official bank check payable to the order of the Company in the amount of the full option price of the Common Stock being purchased.

            (b) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock in installments, Optionee shall include with the notice of exercise a certified check or official bank check payable to the order of the Company in the amount of any cash to be paid on exercise, and a promissory note, in form satisfactory to the Company, executed by the Optionee and evidencing the obligation of the Optionee to pay the balance of the exercise price to the Company in equal annual installments payable on the first anniversary date beginning after the date of such exercise and terminating on the third anniversary of the date of such exercise, together with interest at a rate as of the date of exercise equivalent to that published in the Wall Street Journal as the prime rate, which is the base rate on corporate loans at large U.S. money center commercial banks.

            (c) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock by delivery of shares of Common Stock of the Company already owned by the Optionee, Optionee shall include with the notice of exercise certificates representing such shares of Common Stock valued at fair market value as quoted on a registered national securities exchange or, if not listed on such an exchange, the NASDAQ Stock Market ("NASDAQ") of the National Association of Securities Dealers, Inc. Fair market value shall mean the closing price for such stock on the close of business on the day last preceding the date of exercise of such Option, or, if not listed on such an exchange or included on NASDAQ, shall mean the closing

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                  price (or, if no closing price is available from sources
                  deemed reliable by the Company, the closing bid quotation) for such stock as determined by the Company through any other reliable means of determination available on the close of business on the day last preceding the date of exercise of such Option.

            (d) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Commons Stock by the delivery of options or other rights to purchase shares of Common Stock, whether such options consist of the Options represented hereby or other options or rights to purchase Common Stock, Optionee shall include with the notice of exercise, in form satisfactory to the Company, such options or rights to purchase Common Stock, valued at the amount by which the market value of the Common Stock subject to such options or other rights as determined in accordance with the provisions of subparagraph (c) above, exceeds the exercise or purchase price provided in such options or rights, provided however, that this Option may only be exercised in this manner upon the express written consent of the Board of Directors of the Company.

      As soon as practicable after receipt by the Company of such notice and of payment in full of the option price of the shares of Common Stock with respect to which the Option has been exercised (including interest if payment is made in installments), a certificate or certificates representing such shares of Common Stock having been paid for shall be issued in the name of the Optionee, or, if the Optionee shall so request in the notice exercising the Option, in the name of the Optionee and another person jointly, with right of survivorship, and shall be delivered to the Optionee. To the extent required, pursuant to paragraph 13, all common stock shall be issued only upon receipt by the Company of the Optionee's representation that the shares are purchased for investment and not with a view to distribution thereof. If this Option is not exercised with respect to all Common Stock subject hereto, Optionee shall be entitled to receive a similar Option of like tenor covering the number of shares of Common Stock with respect to which this Option shall not have been exercised.

      7. Availability of Shares. During the term of this Option, the Company shall at all times keep available the number of shares of Common Stock issuable on exercise required to satisfy the Option.

      8. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state of federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

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      9.    No Right of Employment. Nothing contained in this Option shall be construed as conferring any right to continue or remain as a director or employee of the Company or its subsidiaries.

      10. Restriction on Securities. The Option and the Common Stock subject to the Option (collectively referred to as the "Securities") are subject to registration under the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities statutes. Optionee acknowledges that unless a registration statement with respect to the Securities is filed and declared effective by the Securities and Exchange Commission and the appropriate state governing agency, the Securities have or will be issued in reliance on specific exemption form such registration requirements for transactions by an issuer not involving a public offering and specific exemption under state statutes. Any disposition of the Securities may, under certain circumstances, be inconsistent with such exemptions. The Securities may be offered for sale, sold, or otherwise transferred only if (i) registered under the Securities Act, and in some cases, under the applicable state securities acts, or, if not registered, (ii) only if pursuant to an exemption from such registration requirements and only after the Optionee provides an opinion of counsel or other evidence satisfactory to the Company to the effect that registration is not required. In some states, specific conditions must be met or approval of the securities regulatory authorities may be required before any such offer or sale. The Company is under no obligation to register the Securities with the Securities and Exchange Commission or any state agency. If rule 144 is available (and no assurance is given that it will be), only routine sales of the Common Stock in limited amounts can be made after one year following the acquisition date of the Securities, as determined under rule 144(d), in accordance with the terms and conditions of rule 144. The Company is under no obligation to make rule 144 available. In the event rule 144 is not available, compliance with Regulation A or some other disclosure exemption may be required before the Optionee can sell, transfer or otherwise dispose of the Securities without registration. The Company and its registrar and transfer agent will maintain a stop transfer order against the transfer of the Securities, and this Option and any other certificate or agreement representing the Securities is subject to the following legend:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR

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      TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE
      REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

      The Company may refuse to transfer the Securities to any transferee who does not furnish in writing to the Company the same representations and warranties set forth in this paragraph and agree to the same conditions with respect to such Securities as are set forth herein. The Company may further refuse to transfer the Securities if certain circumstances are present reasonably indicating that the proposed transferee's representations are not accurate. In any event, the Company may refuse to consent to any transfer in the absence of an opinion of legal counsel, satisfactory to and independent of counsel for the Company, that such proposed transfer is consistent with the above conditions and applicable securities laws.

      11. Other Limitations and Restrictions. All Options granted hereunder are intended to comply with all applicable conditions of Rule 16b-3 under the Securities and Exchange Act of 1934, as amended ("Rule 16b-3"). To the extent this Option, provision, or any action taken by an administrator fails to so comply and a violation of section 16(b) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), would occur as a result thereof, this Option or provision thereof shall be deemed null and void to the extent permitted by law and deemed advisable by the Board or its duly authorized committee. Furthermore, all Options granted hereunder shall be deemed to contain such other limitation and restriction as are necessary to qualify the Options for the exemption under section 16(b) of the Exchange Act provided in Rule 16b-3.

      12. Withholding. The Company is hereby authorized to withhold from any transfer of Common Stock pursuant to the exercise of this Option or from any compensation or other amount owing to Optionee the amount (in cash, Common Stock, or other property) of an applicable withholding taxes in respect of the exercise of this Option and to take such other action as may be necessary, in the option of the Company, to satisfy all obligations for the payment of such taxes. Optionee is hereby expressly authorized to elect to satisfy any tax withholding obligation that may arise upon exercise of this Option by directing the Company to withhold a number of shares of Common Stock otherwise deliverable upon such exercise having a value, determined in accordance with the provisions of this Option, equivalent to the amount of such obligation.

      13. Validity and Construction. The validity and construction of this Option shall be governed by the laws of the State of Nevada.

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      14.   Notice of Disposition. The Optionee shall give notice in writing to the Company of any disposition or transfer of this Option, whether by gift, sale, exchange, or otherwise.

EXECUTED as of the date first above written.

The Company:                                    COMMUNITY BANK OF NEVADA

                                                By: /s/ EDWARD M JAMISON
                                                    ----------------------------
                                                Duly Authorised Officer

Optionee:
                                                --------------------------------

                                  EXHIBIT "A"

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                                Form of Exercise
                  (TO BE SIGNED ONLY UPON EXERCISE OF OPTION)

TO: COMMUNITY BANK OF NEVADA

      The undersigned, the owner of the attached Option, hereby irrevocable elects to exercise the purchase rights represented by the Option for, and to purchase thereunder, ________________ shares of Common Stock of Community Bank of Nevada. Enclosed is payment in the amount of $_________________________, the exercise price of the Common Stock to be acquired. Please have the certificate(s) registered it the name of ___________________________________ and delivered to ___________________________________________. If this exercise does not include all of the Common Stock covered by the attached Option, please deliver a new option of like tenor for the balance of the Common Stock to the undersigned at the foregoing address.

DATED this _________________ day of______________________, 20_____.

BY:______________________________________________________
   (Signature must be guaranteed by a bank or
   Registered broker-dealer)

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